UNITED STATES SECURITIES AND EXCHANGE COMMISSION

In Re:
Cartoon Acquisition, Inc.,
a Delaware corporation,	Commission File No. 000-50411
Registrant

CERTIFICATE OF MAILING

     I, Randolph S. Hudson, certify that I deposited true, complete, and correct copies of the documents described hereinbelow to the named addressee with the U. S. Post Office in Wyoming, New York, on August 24, 2007.

Name and Address of Recipient	Description of Documents

Michael T. Studer, C. P. A.	1. One (1) Facsimile of a Current Report by Cartoon
Michael T. Studer, C. P. A., P. C.	Acquisition, Inc. on Form 8-K dated May 22, 2007.
18 East Sunrise Highway
Freeport, New York 11520	2. Letter to Michael T. Studer, C. P. A., P. C. pursuant to Item
304(a)(3) of Regulation S-B.

3. Certificate of Mailing dated August 24, 2007.

DATED: August 24, 2007

Randolph S. Hudson